UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2014

New Hampshire Thrift Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9

Newport, New Hampshire 03773

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2014, the Compensation Committee of the Board of Directors (the “Board”) of New Hampshire Thrift Bancshares, Inc. (the “Company”) approved the participation of William J. McIver, Executive Vice President and Chief Operating Officer, in the Company’s Supplemental Executive Retirement Plan, dated December 8, 2005, as amended (the “SERP”).

Under the SERP, executive officers are provided accounts that are credited with an annual amount equal to 10% of their base compensation. The SERP also provides for discretionary contributions to the accounts of participants of up to 25% of their base compensation in addition to other contributions under the SERP for a total possible contribution of 35% of base compensation in any calendar year. Accordingly, Mr. McIver will receive a company-provided contribution equal to 10% of his base pay, or $27,500, into a trust account for 2014, and then annually thereafter throughout the term of his employment.

Each executive officer who participates in the SERP may also make an annual election to defer receipt of all or a portion of his or her annual cash compensation received from the Company and Lake Sunapee Bank, FSB. The deferred amounts are allocated to a deferral account and credited with interest according to the investment classifications made available by the Board. The SERP is an unfunded, non-qualified plan that provides for distribution of the amounts deferred to participants or their designated beneficiaries upon the occurrence of certain events such as death, retirement, termination of service, hardship or a change in control (as those terms are defined in the SERP as required by Section 409A).

The foregoing summaries of the SERP are qualified by reference to the SERP, as amended, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10.1	Amended and Restated Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated December 8, 2005 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on December 14, 2005, and incorporated herein by reference).

10.2	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., March 9, 2006 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on March 14, 2006, and incorporated herein by reference).

10.3	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated March 27, 2007 (filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2007, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:	/s/ Laura Jacobi

Laura Jacobi

FSVP/Chief Financial Officer

Date: February 3, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amended and Restated Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated December 8, 2005 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on December 14, 2005, and incorporated herein by reference).

10.2	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., March 9, 2006 (filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with SEC on March 14, 2006, and incorporated herein by reference).

10.3	Amendment to the Supplemental Executive Retirement Plan of New Hampshire Thrift Bancshares, Inc., dated March 27, 2007 (filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2007, and incorporated herein by reference).